UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004

HOUSEHOLD INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8198	86-1052062
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification Number of Registrant)

2700 Sanders Road, Prospect Heights, Illinois 60070

(Address of principal executive offices of registrant) (Zip Code)

(847) 564-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  OTHER EVENTS

Household International, Inc. (“Household”) intends to merge Household Finance Corporation (“HFC”), a wholly owned subsidiary and the holding company for Household’s U.S.-based consumer finance operations, with and into Household, with Household as the surviving entity. At the time of merger, Household will change its name to “HSBC Finance Corporation.” Assuming consummation of the merger, all outstanding obligations, rights and powers of HFC will continue as obligations, rights and powers of Household. Household currently anticipates that the merger will be completed in December 2004.

HSBC Holdings plc acquired Household on March 28, 2003. Household commenced the rebranding of the majority of its businesses to the HSBC brand in September 2004. The consumer finance operations will retain the “HFC” and “Beneficial” brands, accompanied by the HSBC group’s endorsement signature, “Member HSBC Group.” The merger of HFC with and into Household and the name change to “HSBC Finance Corporation” are part of the rebranding initiative.

Household and HFC currently file separate periodic reports, including financial results, with the U.S. Securities and Exchange Commission. Household files consolidated financial statements, which include the financial results of HFC. HFC has been the principal funding vehicle for Household’s operations and has filed financial statements to support its funding activities. Household dissolved its federal savings bank in 2002. As a result, the only operating entities that distinguish Household from HFC are Household’s non-U.S. operations, which are held through another subsidiary of Household. With the dissolution of Household’s thrift and the merger with HSBC, the primary reasons for maintaining distinct holding companies have been eliminated. Assuming consummation of the merger, Household will be the principal funding vehicle for its operations and HFC will no longer file periodic reports with the U.S. Securities and Exchange Commission.

Standard & Poor’s Corporation currently rates Household and HFC senior debt with a credit rating of “A.” Fitch, Inc. currently rates Household and HFC senior debt “A+.” Moody’s Investors Service currently rates HFC senior debt “A1” and Household senior debt “A2,” reflecting Moody’s policy of rating parent holding companies one gradation lower than their subsidiaries. Standard & Poor’s Corporation, Moody’s and Fitch, Inc. currently rate HFC commercial paper “A-1,” “P-1” and “F-1,” respectively. Household currently does not have a commercial paper rating, and it will request that the rating agencies assign such ratings at the time of the merger. It is expected that Household’s debt ratings following the merger will mirror HFC’s current debt ratings of “A/A-1,” “A1/P-1” and “A+/F-1” by S&P, Moody’s and Fitch, respectively. There can be no assurance, however, that the rating agencies will assign these ratings to Household’s debt following the merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD INTERNATIONAL, INC.

By:	/s/ P. D. SCHWARTZ
Name:	Patrick D. Schwartz
Title:	Vice President, Deputy General Counsel – Corporate & Assistant Secretary

Dated: November 12, 2004